Exhibit 10

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 18 to Registration Statement No. 2-97095 on Form N-1A of our report dated September 10, 2001 appearing in the July 31, 2001 Annual Report of Merrill Lynch Natural Resources Trust (formerly Merrill Lynch Global Resources Trust) and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York
November 20, 2001